UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 24, 2004



                              POSSIS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



        Minnesota                         0-944                  41-0783184
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                 --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events

     On March 24, 2004, the Registrant issued a press release announcing the completion of its extended share repurchase program. The Registrant also announced the authorization of repurchasing of up to an additional $4 million of its common shares. A copy of the press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.

99.1 Press Release, dated March 24, 2004, issued by Possis Medical, Inc






                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    March 24, 2004
                                                POSSIS MEDICAL, INC.



                                                 By: /s/ Eapen Chacko
                                                    ----------------------------
                                                         Eapen Chacko
                                                         Vice President, Finance



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                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

   99.1                   Press Release, dated March 24, 2004, issued by
                          Possis Medical, Inc.